
BOSTON OMAHA
SECOND ANNUAL SHAREHOLDER MEETING | 2017 BOSTON, MA

# DISCLOSURES

Statements in this presentation, including the information set forth as to the future financial or operating performance of Boston Omaha Corporation, that are not current or historical factual statements may constitute "forward looking" information within the meaning of securities laws. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Boston Omaha Corporation, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. When used in this presentation, such statements may include, among other terms, such words as "may," "will," "expect," "believe," "plan," "anticipate," "intend," "estimate" and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this presentation. Readers should not place undue importance on forward looking statements and should not rely upon this information as of any other date. These forward looking statements involve a number of risks and uncertainties. Some of the factors facing Boston Omaha Corporation that could cause actual results to differ materially from those expressed in or underlying such forward looking statements include: (i) operating losses, market fluctuations, changes in interest rates or the need to generate liquidity; (ii) access to capital; (iii) risks associated with entering into new business sectors; (iv) managing acquisitions effectively; (v) conditions affecting the industries in which we operate; (vi) competition from industry participants; (vii) attracting and retaining key executives and staff; (viii) comprehensive industry regulation; (ix) our holding company equity structure; (x) our relationships with counterparties; (xi) credit risk; (xii) our ability to replace or remove management or Directors; (xiii) future sales of common shares; (xiv) public company challenges; and (xv) failure to effectively execute our business plan. The foregoing list of factors is not exhaustive. See also "Risk Factors" listed in the Boston Omaha Corporation's most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission. Many of these issues can affect Boston Omaha Corporation's actual results and could cause the actual results to differ materially from those expressed or implied in any forward looking statements made by, or on behalf of, Boston Omaha Corporation. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Boston Omaha Corporation will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect. When discussing our business operations, we may use certain terms of art which are not defined under U.S. GAAP. In the event of any unintentional difference between presentation materials and our GAAP results, investors should rely on the financial information in our public filings.

# BOSTON OMAHA CORPORATION

## BOOK VALUE PER SHARE:

**$10.49**

**BOOK VALUE PER SHARE AT 6/30/17**

LISTED ON NASDAQ CAPITAL MARKETS (TICKER: BOMN)

HOME OFFICE LOCATED AT:
1411 HARNEY ST. SUITE 200
OMAHA, NE, 68102

## OPERATIONS:

BOMN
BOSTON OMAHA

**Link Media**
100%

**General Indemnity Group**
100%

**Logic Commercial Real Estate**
30%

## CURRENT SHARES ISSUED:

| 13,307,157 | 1,055,560 | 14,362,717 |
|---|---|---|
| CLASS A | CLASS B | TOTAL |

PROLOGUE

**08 • 2009**

REO Plus, Inc. incorporated in Texas

**11 • 2012**

Registration Statement effective with SEC

**02 • 2015**
Present management takes over

**03 • 2015**
Redomicile to Delaware, renamed Boston Omaha Corporation

**06 • 2015**
Alabama billboards acquired from Bell Media

**07 • 2015**
Florida billboards acquired from Fair Outdoor, LLC

**08 • 2015**
Georgia billboards acquired from I-85 Advertising, LLC

**09 • 2015**
General Indemnity Group, LLC ("GIG") formed

**11 • 2015**
Minority investment in Leyden Rock

**12 • 2015**
Interest in Logic acquired

**02 • 2016**
GIG DC Captive Formed

Wisconsin billboards acquired from Jag, Inc.

**04 • 2016**
GIG acquires the Warnock Agency, Inc.

**06 • 2016**
Georgia billboards acquired from Kelley Outdoor Media LLC

**09 • 2016**
BOMN listed on OTCQX Exchange

First Annual Shareholder's Meeting

**12 • 2016**

GIG acquires United Casualty and Surety Insurance Company

**01 • 2017**
Georgia billboards acquired from Clear Channel Outdoor

Wisconsin billboards acquired from Hartlind Outdoor, LLC

**05 • 2017**

Georgia billboards acquired from Tinsley I-75

**06 • 2017**

Alabama and Georgia billboards acquired from Corey Companies, Inc.

Georgia billboards acquired from Vision Outdoor Media, LLC

BOMN announces $85 million public offering and NASDAQ listing

**07 • 2017**
Georgia billboards acquired from View Media, LLC

GIG acquires Surety Support Services, Inc.

Over-allotment exercised, total gross proceeds of $97 million from public offering

**08 • 2017**

Georgia billboards acquired from Tanner Advertising Group, LLC

2015 | 2016 | 2017

BOSTON OMAHA | LINK | GIG

PROLOGUE

08 • 2009

REO Plus, Inc. incorporated in Texas

11 • 2012

Registration Statement effective with SEC

**2015**

02 • 2015
Present management takes over

03 • 2015
Redomicile to Delaware, renamed Boston Omaha Corporation

06 • 2015
Alabama billboards acquired from Bell Media

07 • 2015
Florida billboards acquired from Fair Outdoor, LLC

08 • 2015
Georgia billboards acquired from I-85 Advertising, LLC

09 • 2015
General Indemnity Group, LLC ("GIG") formed

11 • 2015
Minority investment in Leyden Rock

12 • 2015
Interest in Logic acquired

**2016**

02 • 2016
GIG DC Captive Formed

Wisconsin billboards acquired from Jag, Inc.

04 • 2016
GIG acquires the Warnock Agency, Inc.

06 • 2016
Georgia billboards acquired from Kelley Outdoor Media LLC

09 • 2016
BOMN listed on OTCQX Exchange

First Annual Shareholder's Meeting

**12 • 2016**

GIG acquires United Casualty and Surety Insurance Company

**2017**

**01 • 2017**

Georgia billboards acquired from Clear Channel Outdoor

Wisconsin billboards acquired from Hartlind Outdoor, LLC

**05 • 2017**

Georgia billboards acquired from Tinsley I-75

**06 • 2017**

Alabama and Georgia billboards acquired from Corey Companies, Inc.

Georgia billboards acquired from Vision Outdoor Media, LLC

BOMN announces $85 million public offering and NASDAQ listing

**07 • 2017**

Georgia billboards acquired from View Media, LLC

GIG acquires Surety Support Services, Inc.

Over-allotment exercised, total gross proceeds of $97 million from public offering

**08 • 2017**

Georgia billboards acquired from Tanner Advertising Group, LLC

BOSTON OMAHA | LINK | GIG

red from

Agency,

d from

09 • 2016
BOMN listed on OTCQX Exchange

First Annual Shareholder's Meeting

12 • 2016
GIG acquires United Casualty and Surety Insurance Company

01 • 2017
Georgia billboards acquired from Clear Channel Outdoor

Wisconsin billboards acquired from Hartlind Outdoor, LLC

05 • 2017
Georgia billboards acquired from Tinsley I-75

6 • 2017
Alabama and Georgia billboards acquired from Corey Companies, Inc.

Georgia billboards acquired from Vision Outdoor Media, LLC

BOMN announces $85 million public offering and NASDAQ listing

07 • 2017
Georgia billboards acquired from View Media, LLC

GIG acquires Surety Support Services, Inc.

Over-allotment exercised, total gross proceeds of $97 million from public offering

08 • 2017
Georgia billboards acquired from Tanner Advertising Group, LLC

2017

# CAPITAL SUMMARY


Capital Allocation
~$35M
~$18M
~$102M(1)
$1M
Billboards
Insurance
Real Estate
Cash

1. Cash balance as of 6/30/17


Invested Capital
9.9
9.4
15.2
0.5
15.7
2.0
Billboards
Insurance
2015
2016
2017


Link

# LINK MEDIA OWNS AND OPERATES OVER 500 BILLBOARD STRUCTURES IN ALABAMA, FLORIDA, GEORGIA AND WISCONSIN



NORTH DAKOTA
MONTANA
MINNESOTA
Minneapolis
WISCONSIN
MICHIGAN
SOUTH DAKOTA
IDAHO
WYOMING
IOWA
NEBRASKA
Chicago
Detroit
Toronto
Ottawa
Montreal
Québec City
MAINE
VERMONT
NEW HAMPSHIRE
NEW YORK
MASSACHUSETTS
CT
RI
PENNSYLVANIA
New York
Philadelphia
NJ
ILLINOIS
INDIANA
OHIO
Denver
United States
NEVADA
Los Angeles
San Diego
ARIZONA
Phoenix
Tucson
NEW MEXICO
El Paso
Dallas
TEXAS
Austin
San Antonio
Houston
ARKANSAS
MISSISSIPPI
ALABAMA
GEORGIA
Atlanta
Charlotte
SOUTH CAROLINA
LOUISIANA
New Orleans
Jacksonville
Orlando
Tampa
FLORIDA
Miami
BAJA CALIFORNIA
SONORA
CHIHUAHUA
COAHUILA
NUEVO LEON
Monterrey
SINALOA
DURANGO
BAJA CALIFORNIA SUR
TAMAULIPAS
Gulf of California
Gulf of Mexico
The Bahamas

# LINK MEDIA OWNS AND OPERATES OVER 500 BILLBOARD STRUCTURES IN ALABAMA, FLORIDA, GEORGIA AND WISCONSIN



2015
Marquette
Ishpeming
Munising
Ottawa National Forest
Hiawatha National Forest
Iron Mountain
Escanaba
Chequamegon-Nicolet National Forest
Wausau
Eau Claire
St Paul
WISCONSIN
Green Bay
Stevens Point
Appleton
Oshkosh
Rochester
Winona
La Crosse
Austin
Wisconsin Dells
Madison
Milwaukee
Janesville
Kenosha
Waterloo
Dubuque
Rockford
Marshalltown
Cedar Rapids
Chicago
Naperville
Muskegon
Chattanooga
Nantahala National Forest
Greenville
Florence
Huntsville
Decatur
Chattahoochee National Forest
Anderson
Alpharetta
Athens
Atlanta
Columbus
Birmingham
Augusta
Aiken
Tuscaloosa
Talladega National Forest
ALABAMA
Macon
Auburn
GEORGIA
Enterprise
Albany
Mobile
Valdosta
Fort Walton Beach
Pensacola
Tallahassee
Gulf Shores
Orange Beach
Destin
Panama City Beach
Panama City
Lake City
Gainesville

# LINK MEDIA OWNS AND OPERATES OVER 500 BILLBOARD STRUCTURES IN ALABAMA, FLORIDA, GEORGIA AND WISCONSIN


2016
Marquette
Ishpeming
Munising
Ottawa National Forest
Hiawatha National Forest
Iron Mountain
Escanaba
Chequamegon-Nicolet National Forest
Wausau
Eau Claire
WISCONSIN
St Paul
Stevens Point
Rochester
Winona
La Crosse
Austin
Oshkosh
Wisconsin Dells
Madison
Milwaukee
Janesville
Kenosha
Waterloo
Dubuque
Rockford
Marshalltown
Cedar Rapids
Chicago
Naperville
Iowa City
Muskegon


Chattanooga
Nantahala National Forest
Florence
Huntsville
Decatur
Greenville
Chattahoochee National Forest
Anderson
Alpharetta
Athens
Atlanta
Columbus
Birmingham
Tuscaloosa
Talladega National Forest
Augusta
Aiken
ALABAMA
Macon
GEORGIA
Auburn
Montgomery
Columbus
Albany
Enterprise
Dothan
Mobile
Valdosta
Pensacola
Fort Walton Beach
Tallahassee
Jacksonville
Gulf Shores
Orange Beach
Destin
Panama City Beach
Panama City
Lake City
Gainesville

# LINK MEDIA OWNS AND OPERATES OVER 500 BILLBOARD STRUCTURES IN ALABAMA, FLORIDA, GEORGIA AND WISCONSIN


2017
Marquette
Ishpeming
Munising
Ottawa National Forest
Iron Mountain
Escanaba
Chequamegon-Nicolet National Forest
St Paul
WISCONSIN
Rochester
Winona
La Crosse
Austin
Wisconsin Dells
Oshkosh
Madison
Janesville
Kenosha
Waterloo
Dubuque
Rockford
Marshalltown
Cedar Rapids
Chicago
Naperville
Muskegon


Chattanooga
Nantahala National Forest
Chattahoochee National Forest
Florence
Huntsville
Decatur
Greenville
Anderson
Athens
Columbus
Birmingham
Tuscaloosa
Talladega National Forest
ALABAMA
Augusta
Aiken
Macon
GEORGIA
Auburn
Albany
Enterprise
Mobile
Valdosta
Pensacola
Fort Walton Beach
Destin
Panama City Beach
Panama City
Gulf Shores
Orange Beach
Tallahassee
Lake City
Gainesville

# LINK MEDIA OWNS AND OPERATES OVER 500 BILLBOARD STRUCTURES IN ALABAMA, FLORIDA, GEORGIA AND WISCONSIN


Marquette
Ishpeming
Munising
Ottawa National Forest
Hiawatha National Forest
Chequamegon-Nicolet National Forest
Iron Mountain
Escanaba
WISCONSIN
Rochester
Winona
La Crosse
Austin
Wisconsin Dells
Oshkosh
Naperville
Iowa City

Link Media currently offers over 1,200 ad spots


Chattanooga
Nantahala National Forest
Greenville
Florence
Huntsville
Decatur
Chattahoochee National Forest
Anderson
Athens
Columbus
Birmingham
Tuscaloosa
Talladega National Forest
Aiken
Augusta
ALABAMA
Macon
GEORGIA
Auburn
Albany

Link Media will likely add more assets to new and existing markets through acquisitions, greenfield development and land/easement purchases

# LINK MEDIA BY THE NUMBERS

**Approximate Occupancy Rates as of 9/30/17**

BULLETINS | DIGITALS | TRI-VISIONS


70%
65%
60%

(vs. 45% in January) | (vs. 45% in January) | (vs. 25% in January)

# LINK MEDIA BY THE NUMBERS

**$35M[1]**
INVESTED CAPITAL TO DATE

**$550,000[2]**
MONTHLY REVENUE RUN RATE

**$135,000[2]**
MONTHLY LAND COSTS RUN RATE

**24.5% OF REVENUES**

**We own less than 5% of our land sites today**

1. Acquisition and digital upgrade/replacement costs
2. Run rate based on prior month customer billings



# GENERAL INDEMNITY GROUP COMPANIES

## DISTRIBUTION

EZ SURETY BONDS
Surety Bonds - Instantly : Warnock Agency 1-866-546-4605

breezeway

Surety
Support Services, Inc.

## UNDERWRITING

UNITED CASUALTY & SURETY INSURANCE CO.
28th
ANNIVERSARY
1989 - 2017

# GENERAL INDEMNITY GROUP GROSS PREMIUM

Note: $0 for YE 2015


$2.2M
$2.9M
COMMERCIAL
$2.4M
$3.8M
CONTRACT
$4.6M
$6.7M
TOTAL PREMIUM
YE 2016
AS OF 8/31/17

# GENERAL INDEMNITY GROUP GROSS PREMIUM

Note: $0 for YE 2015


$2.2M
$2.9M
+$3.8M
TOTAL: $6.7M
COMMERCIAL
$2.4M
$3.8M
+$2.3M
TOTAL: $6.1M
CONTRACT
$4.6M
$6.7M
$6.1M
TOTAL PREMIUM
TOTAL: $12.8M
YE 2016
AS OF 8/31/17
INCLUDING SCS ACQUISITION

# GENERAL INDEMNITY GROUP LICENSES 2016


APPROVED

# GENERAL INDEMNITY GROUP LICENSES AS OF TODAY


APPROVED
FILED &
PENDING

# GENERAL INDEMNITY CAPITAL INVESTED TO DATE : $18M

- **A.M. Best Rated A- insurance carrier licensed in 41 states and D.C.**
- **U.S. Treasury Listing**
- **Total gross premium of $12.8M***
- **Capital and Surplus of $8.2M**



*Including  SCS acquisition


LOGIC

# LOGIC COMMERCIAL REAL ESTATE

| LOGIC OPERATING PERFORMANCE | | |
|---|---|---|
| | **Sept 2016** | **Sept 2017** |
| Employees (Including Brokers) | 32 | 42 |
| Property Management | 1.3M SF | 2.5M SF |
| | | |
| | **Q4,15 – Q2, 16[2]** | **Q3,16 – Q2,17** |
| Revenue | $4.42M | $5.97M |
| Brokerage Commissions | $4.07M | $4.85M |
| Capital Market Loans Originated | $2.61M | $17.99M |

1. As of June 30, 2017
2. LOGIC was formed in Q3, 2015. Data show starts on Q4, 2015

**BOMN owns 30% stake in Logic**

**Equity Method B/S Value: $317K [1]**

**Targeting property management and other expansion opportunities in new markets**


LOGIC
LOGIC
BROKERAGE
PROPERTY MANAGEMENT
CAPITAL MARKETS
DEVELOPMENT SERVICES
3900 S. Hualapai Way

# WHEN MANAGEMENT TOOK OVER IN 2015

## ONE PROPERTY


Sushi Bar
Fairview

**PLUS $10 MILLION IN CASH EQUALED**
**$7.48 IN BOOK VALUE PER SHARE**

BOSTON OMAHA

Link

G

LOGIC

BELL

AVAILABLE

ROSE★CITY

VISION BILLBOARDS

jag OUTDOOR ADVERTISING

COREY

KELLEY OUTDOOR MEDIA

EZ SURETY BONDS

Surety Bonds - Instantly : Warnock Agency 1-866-546-4605

breezeway

Surety Support Services, Inc.

28 ANNIVERSARY

**$10.49**
BOOK VALUE PER SHARE

**$102 MILLION**
CASH

**ZERO DEBT**

NUMBERS AS OF JUNE 30, 2017

**We are interested in looking at other potential opportunities that have the following:**

- Demonstrated consistent earning power over time;
- Durability of competitive position over time is the single most important attribute to us;
- Attractive pretax return on equity capital;
- Annual pretax earnings greater than $1M; and
- A stated offering price.

Boston Omaha offers many advantages to someone looking to sell their business, including, but not limited to, a strong and liquid financial position, an ability to generate cash from diverse sources, and an ability to move capital efficiently to invest in its businesses. These opportunities exist because of our permanent capital base, structure, and general philosophy of investing capital for the long-term.

If you are a business owner and you are interested in selling your business, please give us a call at (857) 256-0079, or drop us a line at www.bostonomaha.com.